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           TRANSPORTATION SERVICE AGREEMENT AS AMENDED AND RESTATED
                     (Conversion from Firm Sales Service)

         THIS AGREEMENT was made and entered into as of the 10th day of October, 1990, and is amended and restated as of this 1st day of November, 1993, by and between EL PASO NATURAL GAS COMPANY, a Delaware corporation, hereinafter referred to as "El Paso," and PACIFIC GAS AND ELECTRIC COMPANY, a California corporation, hereinafter referred to as "Shipper."

         WHEREAS, El Paso owns and operates a natural gas transmission system;
and

         WHEREAS, Shipper owns and operates a natural gas distribution system situated within the State of California; and

         WHEREAS, El Paso has a blanket certificate authorizing transportation pursuant to Subpart G of Part 284 of the Regulations promulgated by the Federal Energy Regulatory Commission ("Commission"); and

         WHEREAS, El Paso and Shipper now desire to amend and restate this Agreement so as to remove those provisions which provide for intermediate third-party transportation; and

         WHEREAS, this Agreement, as amended and restated, provides for the transportation on a firm basis by El Paso of certain quantities of natural gas for Shipper from points of receipt located in various states to an existing delivery point located at the borderline between the States of Arizona and California near Topock, Arizona, pursuant to Subpart G of Part 284 of the Commission's Regulations;

         NOW THEREFORE, in consideration of the representations, covenants and conditions herein contained, El Paso and Shipper agree as of the date first above written as follows:

                                   ARTICLE I

                             Gas to be Transported

         1.1 Subject to the terms and provisions of this Agreement and of El Paso's Rate Schedule T-3, El Paso agrees to receive on each day at each Receipt Point, such quantity of natural gas, if any, up to the Maximum Daily Quantity specified for each Receipt Point on Exhibit A, not to exceed the physical capacity of such point, as may be tendered to El Paso by Shipper (or for Shipper's account), and to transport such quantity on a firm basis for Shipper. The sum of the Maximum Daily Quantities reflected on Exhibit A shall constitute Shipper's Transportation Contract Demand reflected on Exhibit B.

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         1.2     In addition to the quantity which Shipper may tender or cause to be tendered to El Paso at each Receipt Point each day for firm transportation in accordance with paragraph 1.1, Shipper shall tender or cause to be tendered to El Paso at that point that quantity of natural gas as may be required from time to time to compensate El Paso for fuel consumption, shrinkage, and lost and unaccounted for volumes associated with such transportation. Such additional quantity is additive to (and shall not be considered as constituting a part of) Shipper's Maximum Daily Quantity at such Receipt Point.

         1.3 In accordance with Section 4.1 of the General Terms and Conditions incorporated by reference in Rate Schedule T-3, El Paso shall deliver and Shipper shall accept or cause to be accepted at the Delivery Point(s) referenced in paragraph 2.2 of Article II, a quantity of natural gas equivalent, on a dth basis, to the sum of the quantities of natural gas received by El Paso at the Receipt Points for transportation hereunder in accordance with paragraph 1.1; provided, however, that in no event shall El Paso be obligated to deliver on any day a quantity in excess of Shipper's Transportation Contract Demand set forth on Exhibit B.

         1.4 Upon request of Shipper, El Paso, at its reasonable discretion, may receive, transport, and deliver natural gas in excess of Shipper's Transportation Contract Demand. If El Paso elects to transport said excess gas, Shipper shall pay El Paso pursuant to the terms and conditions set forth in El Paso's Rate Schedule T-3.

         1.5 In addition to transportation through El Paso's mainline system, the service contemplated herein includes:

         (a)     Field Transportation
         (b)     Dehydration
         (c)     Purification
         (d)     Products Extraction

         1.6 If on any day El Paso should determine that the transportation capacity of its facilities is insufficient to transport all volumes of natural gas up to the Transportation Contract Demand tendered for transportation under this Agreement and by other shippers under similar, firm transportation agreements, El Paso shall allocate the available transportation capacity on the basis set forth in the General Terms and Conditions incorporated by reference in El Paso's Rate Schedule T-3.




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                                   ARTICLE II

                      Receipt Point(s), Delivery Point(s)
                             and Delivery Pressures

         2.1 The Receipt Point(s) at which Shipper shall cause natural gas to be tendered to El Paso for transportation hereunder are described in Exhibit A to this Agreement. The delivery pressure and other pertinent factors are also set forth in Exhibit A.

         2.2 The Delivery Point(s) at which El Paso shall deliver hereunder, are described in Exhibit B to this Agreement. The delivery pressure and other pertinent factors applicable to the Delivery Point(s) are also set forth in Exhibit B.

                                  ARTICLE III

            Rate, Rate Schedule(s) and General Terms and Conditions

         3.1 Shipper shall pay El Paso for services rendered hereunder in accordance with El Paso's Rate Schedule T-3, or superseding rate schedule(s), on file with and subject to the jurisdiction of the Commission and lawfully in effect from time to time.

         3.2 The parties hereto agree that El Paso shall have the right from time to time to propose and file with the Commission, in accordance with
Section 4 of the Natural Gas Act, changes, amendments, revisions and modifications in:

         (a) the rate(s) and Rate Schedule incorporated by reference as a part of this Agreement pursuant to this Article III; and

         (b) the General Terms and Conditions incorporated by reference in said Rate Schedule, which are applicable hereto;

provided, however, that Shipper shall have the right to protest any such changes before the Commission (or successor governmental agency) or other authorities and to exercise any other rights that Shipper may have with respect thereto.

         3.3 This Agreement in all respects is subject to the provisions of El Paso's Rate Schedule T-3, or superseding rate schedules, and applicable provisions of the General Terms and Conditions included by reference in said transportation rate schedule filed by El Paso with the Commission, all of which are by reference made a part hereof.

         3.4 Certain of the General Terms and Conditions may be adjusted for the purpose of this Agreement and any such adjustments shall be set forth in Exhibit C to this Agreement.




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                                   ARTICLE IV

                Regulatory Requirements and Conditions Precedent

         4.1 The transportation arrangements provided for in this Agreement are subject to the provisions of Subpart G of Part 284 of the Commission's Regulations, as amended from time to time, except as expressly waived in paragraph 5.3 hereof.

         4.2 Transportation of natural gas provided for under the terms and provisions of this Agreement shall not commence until the following conditions have been met:

                                (NOT APPLICABLE)

                                   ARTICLE V

                                     Term

         5.1 This Agreement shall become effective, as amended and restated, on November 1, 1993.

         5.2 After this Agreement becomes effective, it shall continue in full force and effect for a primary term ending December 31, 1997, and thereafter from year to year until terminated by written notice so stating given no less than twelve (12) months in advance by either party to the other.

         5.3 El Paso agrees to waive its rights to effect pre-granted abandonment of transportation service upon the expiration of transportation service agreements. As of the date of this Agreement, such right is codified in
Section 284.221(d) of the Commission's Regulations.

         5.4 Without limitation of paragraph 5.3, prior to terminating service under this Agreement, El Paso agrees to file for such authorization, if any, as may be required for the abandonment of the transportation service contemplated hereunder pursuant to Section 7(b) of the Natural Gas Act or any successor statute, and not to terminate such service unless and until it shall have received such abandonment authorization. Shipper shall have the right to
oppose such abandonment.   El Paso will not apply for or otherwise seek
Commission approval for abandonment of Shipper's Transportation Contract Demand as set forth in Exhibit B, or any portion thereof, prior to the date El Paso notifies Shipper of its intent to terminate this Agreement as provided herein.




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         5.5     Termination of this Agreement shall not relieve El Paso or
Shipper of the obligation to correct any volume imbalances hereunder, or Shipper of the obligation, if any, to pay monies due hereunder to El Paso.

                                   ARTICLE VI

                         Cancellation of Prior Contracts

         6.1 When this Agreement becomes effective, it supersedes and cancels as of the effective date hereof the following contracts between the parties hereto:

                                (NOT APPLICABLE)

                                  ARTICLE VII

                                    Notices

         7.1 Any formal notice, request or demand that either party gives to the other respecting this Agreement shall be in writing and shall be mailed by registered or certified mail or delivered in hand to the following address of the other party:

  El Paso:       El Paso Natural Gas Company
                 Post Office Box 1492
                 El Paso, Texas 79978
                 Attention: Director, Marketing Services Department

  Shipper:       Pacific: Gas and Electric Company
                 444 Market Street, Suite 6203
                 Post Office Box 770000
                 San Francisco, California 94177
                 Attention: Vice President, Gas Services and Operations

or to such other address as a party shall designate by formal written notice. Routine communications may be mailed by ordinary mail. Operating communications by telephone, facsimile or other mutually agreeable means shall be considered as duly delivered without subsequent written confirmation. Payments to El Paso for services rendered hereunder shall be made in accordance with Section 6 of the General Terms and Conditions incorporated by reference in Rate Schedule T-3.

                                  ARTICLE VIII

                           Other Operating Provisions

         8.1 The natural gas liquids expressly reserved by Shipper are all, and only, those liquid hydrocarbons recovered and allocated by El Paso to Shipper as the result of Products Extraction, whether in El Paso's plants or in another plant performing Products Extraction on behalf of El Paso.





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         8.2     In  the event both  parties  agree  in  writing   that
additional facilities are necessary primarily for Shipper in order to implement the transportation service provided hereunder, Shipper hereby agrees to reimburse El Paso for all expenditures associated with the construction and installation of such facilities, which shall be owned, operated and maintained by El Paso, unless otherwise agreed to in writing.

         8.3 Except as provided in paragraphs 5.3 and 5.4 hereof, the parties hereto acknowledge that this Agreement or any operation conducted pursuant thereto does not constitute an implied waiver or intentional forfeiture of any rights of either party otherwise available under the Commission's Order Nos. 436, et seq.; 451, et seq.; 500, et seq.; or 636, et seq.

         8.4 El Paso shall only be obligated to deliver the quantities of natural gas hereunder at pressures that exist in El Paso's systems from time to time, using all appropriate facilities available, unless a minimum pressure is stated on Exhibit B to this Agreement. El Paso reserves the right to deliver the quantities at higher pressures, up to any maximum pressure indicated on Exhibit B to this Agreement.

         8.5 The gas delivered by El Paso to Shipper at the Topock Delivery Point shall have a heating value of not less than 995 Btu per cubic foot.

                                   ARTICLE IX

                                 Miscellaneous

         9.1 El Paso and Shipper expressly agree that the laws of the State of Texas shall govern the validity, construction, interpretation and effect of this Agreement and of the General Terms and Conditions incorporated by reference in El Paso's Rate Schedule T-3.

         9.2 All substances, whether or not of commercial value, including all liquid hydrocarbons of whatever nature, except substances expressly reserved for Shipper, that El Paso recovers in the course of transporting the quantities of natural gas tendered hereunder to Shipper shall be El Paso's sole property and El Paso shall not be obligated to account to Shipper for any value, whether or not realized by El Paso, that may attach or be said to attach to such substances.

         9.3      Exhibits A, B and C, attached to this Agreement, are hereby
incorporated by reference as part of this Agreement.     The parties may amend
Exhibits A, B or C by mutual agreement, which amendments shall be reflected in a revised Exhibit A, B or C and shall be incorporated by reference as part of this Agreement.





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         IN WITNESS HEREOF, the parties have caused this Agreement to be executed in two (2) original counterparts, by their duly authorized officers, the day and year first set forth herein.

ATTEST:                         EL PASO NATURAL GAS COMPANY



By  /s/ HAROLD H. YOUNG, JR.    By  /s/ ALVIN W. CLARK
    Assistant Secretary             Vice President

ATTEST:                         PACIFIC GAS AND ELECTRIC
                                 COMPANY



By  /s/ BRIAN MCGRATH           By  /s/ WILLIAM R. MAZOTTI
    Assistant Secretary               Vice President
                                Gas Services and Operations




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                                   EXHIBIT A

                                     To The
                        Transportation Service Agreement
                             Dated October 10, 1990
                            As Amended and Restated
                      Between El Paso Natural Gas Company
                      and Pacific Gas and Electric Company

                                                             Maximum             Type of              Field
                                        Delivery              Daily               Field             Shrinkage
                                       Pressure(s)           Quantity           Service(s)          Factor(s)
Receipt Point(s)                         (psig)               (Mcf)                 3/                  4/
- ----------------                       -----------           --------           ----------          ---------
El Paso System
(EPNG Code STANDARD)
Any point of inter-
connection existing
from time to time
on El Paso's
facilities, except
those requiring
transportation by
others to provide
service under                                                                       As                  As
this Agreement                             1/                    2/              Required            Published





1/ Necessary pressure to enter the El Paso System and, except as otherwise noted, not in excess of the MAOP of that facility.

2/ El Paso shall be obligated to receive hereunder, in accordance with paragraph 1.1 of the Agreement and Section 4.2 of the General Terms and Conditions contained in El Paso's Volume No. 1-A Tariff, or superseding tariff, up to 1,140,000 Mcf per day of natural gas in the aggregate from all Receipt Points plus applicable fuel, shrinkage and lost and unaccounted for volumes as provided in paragraph 1.2 of the Agreement.

3/ Purification, Products Extraction and Dehydration may include performance of these services by others on behalf of El Paso.

4/ Field Shrinkage Factor(s) includes all field fuel and other field shrinkage.




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                                   EXHIBIT A
                                  (Continued)





A.       Effective Date of this Exhibit A: November 1, 1993.

B.       Supersedes Exhibit A Effective:   September 1, 1991.




PACIFIC GAS AND ELECTIRC                     EL PASO NATURAL GAS COMPANY
 COMPANY

By /s/ WILLIAM R. MAZOTTI                    By /s/ ALVIN W. CLARK
        Vice President                              Vice President

Date   10/17/93                              Date October 25, 1993




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                                   EXHIBIT B

                                     To The
                        Transportation Service Agreement
                             Dated October 10, 1990
                            As Amended and Restated
                      Between El Paso Natural Gas Company
                      and Pacific Gas and Electric Company

                                                                                                   Maximum
                                                                                                    Daily
                                                                                                   Quantity
Delivery Point(s)                                                                                   (Mcf)
- -----------------                                                                                  --------
Topock
(EPNG Code 32001 82)
Interconnection between
the facilities of El Paso
and Pacific Gas and
Electric Company located
at the borderline between
the States of Arizona and                             Delivery Pressure
California near Topock,                                 not less than
Arizona                                                   600 psig                                     *

Topock
(EPNG Code 32003 22)
Interconnection between
the facilities of El Paso
and Southern California Gas
Company located at the
borderline between
the States of Arizona and
California near Topock,
Arizona                                                                                                *

Mgjave Pipeline  Company
(EPNG Code IMOJAVE)
Interconnection between
the facilities of El Paso
and Mojave Pipeline Company
located at the borderline
between the States of Arizona
and California near Topock,
Arizona                                                                                                *

    Shipper's Transportation
       Contract Demand                                1,140,000 Mcf




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                                   EXHIBIT B
                                  (Continued)



Unless otherwise specified on this exhibit, the Delivery Pressure(s) for the point(s) listed above shall be the pressure existing from time to time at the metering facility; however, El Paso reserves the right to deliver quantities at pressures up to the MAOP of that facility.


* El Paso shall be obligated to deliver hereunder, in accordance with paragraph 1.3 of the Agreement and Section 4.2 of the General Terms and Conditions contained in El Paso's Volume No. 1-A Tariff, or superseding tariff, up to the mainline MDQ of 1,140,000 Mcf per day of natural gas in the aggregate at all Delivery Points, provided however, that El Paso shall be obligated to deliver hereunder only Shipper's quantities of natural gas received pursuant to this Agreement in the aggregate at all Delivery Point(s).


A.       Effective Date of this Exhibit B: November 1, 1993.

B.       Supersedes Exhibit B Effective:   September 1, 1991.



PACIFIC GAS AND ELECTRIC                EL PASO NATURAL GAS COMPANY
 COMPANY

By /s/ WILLIAM R. MAZOTTI               By /s/ ALVIN W. CLARK
        Vice President                      Vice President

Date  10/17/93                          Date  October 25, 1993




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                                   EXHIBIT C

                                     To The
                        Transportation Service Agreement
                             Dated October 10, 1990
                            As Amended and Restated
                      Between El Paso Natural Gas Company
                      and Pacific Gas and Electric Company

          The following shall apply in substitution for the identified provisions of the General Terms and Conditions of El Paso's Tariff:

Section of
General Terms
and Conditions                                 Substitute Provision
- --------------                                 --------------------
Substitution for Section 15             Any company which shall succeed by
                                        purchase, merger or consolidation to
                                        the properties, substantially as an
                                        entirety, of El Paso or of Shipper, as
                                        the case may be, shall be entitled to
                                        the rights and shall be subject to the
                                        obligations of its predecessor in title
                                        thereunder.  Either Shipper or El Paso
                                        may, without relieving itself of its
                                        obligations hereunder, assign any of
                                        its rights thereunder to a company with
                                        which it is affiliated, but otherwise
                                        no assignment of the executed
                                        Transportation Service Agreement or any
                                        of the rights or obligations thereunder
                                        shall be made unless there first shall
                                        have been obtained the consent thereto
                                        of El Paso, in the event of any
                                        assignment by Shipper, or consent
                                        thereto of Shipper, in the event of an
                                        assignment by El Paso.  Such consent
                                        shall not be unreasonably withheld.

                                        Either party may assign its right,
                                        title and interest in and to and under
                                        the executed Transportation Service
                                        Agreement to a trustee or trustees,
                                        individual or corporate, as security
                                        for bonds or other obligations or
                                        securities without the necessity of
                                        obtaining such consent and without such
                                        trustee or trustees assuming or
                                        becoming in any respect obligated to
                                        perform the obligations of the assignor
                                        and, if any such trustee be a
                                        corporation, without its being required
                                        to qualify to do business in any state
                                        in which any performance of the
                                        executed Transportation Service
                                        Agreement may occur.





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                                   EXHIBIT C
                                  (Continued)


A.       Effective Date of this Exhibit C: November 1, 1993.

B.       Supersedes Exhibit C Effective:   September 1, 1991.




PACIFIC GAS AND ELECTRIC                       EL PASO NATURAL GAS COMPANY
 COMPANY



By /s/ WILLIAM R. MAZOTTI                      By /s/ ALVIN W. CLARK
         Vice President                              Vice President

Date  10/17/93                                 Date  October 25, 1993





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